SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material under Rule 240.14a-12

                               INNOVO GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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    (1) Amount previously paid:


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    (2) Form, Schedule or Registration Statement No.:


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    (3) Filing Party:


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    (4) Date Filed:


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


                               INNOVO GROUP INC.
                            5804 East Slauson Avenue
                           Commerce, California 90040
                                 (323) 725-5516

                                February 6, 2004

Dear Stockholder:

     On July 17, 2003, we acquired substantially all of the assets of the Blue Concepts Division of Azteca Production International, Inc. ("Azteca"), primarily relating to the design, manufacture and wholesaling of denim apparel, for $21.8 million. As payment for the acquisition, we issued a promissory note to Azteca for $21.8 million that, subject to stockholder approval, is partially convertible into shares of our common stock.

     As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. Marketplace Rule 4350(i) requires stockholder approval prior to some issuances of our common stock or securities convertible into or exchangeable for our common stock in connection with an acquisition of assets of another company if (i) a substantial shareholder of ours has a 5% or greater interest in the assets to be acquired and if the proposed issuance could result in an increase in our outstanding common stock of 5% or more, or (ii) if the number of shares of common stock to be issued would represent at least 20% of our common stock outstanding before the issuance date of the security to be converted. Rule 4350(i) also requires stockholder approval in connection with any private transaction if the shares of common stock to be issued could potentially represent 20% or more of our common stock outstanding before the issuance date of the security to be converted and such shares have a price that is less than the greater of the book or market value of our common stock on such issuance date.

     We believe that it is in the best interests of our company and our stockholders that $12.5 million of the indebtedness represented by the note be converted into a maximum of 4,166,667 shares of our common stock. Such a conversion would meet some or all of the requirements for shareholder approval outlined above. Hubert Guez and Paul Guez, principal stockholders of our company, are also principal stockholders of Azteca, and thus former owners of the assets of the Blue Concepts Division. Moreover, the proposed issuance would result in an increase in our outstanding common stock of greater than 5%, and depending on certain factors, the transaction could potentially result in Azteca having been issued more than 20% of our common stock outstanding as of the issuance date of the promissory note. Finally, the terms of the transaction provide for a conversion price that could potentially be lower than the greater of the book or market value of our shares on such issuance date. Accordingly, under Marketplace Rule 4350(i), we are seeking stockholder approval.

     The proposal will be voted on at a special meeting of stockholders on Friday, March 5, 2004 at 10:00 a.m. local time at the Wyndham Commerce Hotel, 5757 Telegraph Road, Commerce, California 90040, and must be approved by a majority of the total votes cast in person or by proxy. Only those stockholders who held shares of our common stock at the close of business on February 4, 2004 will be entitled to vote at the special meeting.

     Our Board of Directors believes that approval of the proposal is in the best interests of our company and stockholders for the following reasons:

     o we will pay no interest on or principal of the amount of the note converted to common stock; and

     o assuming partial conversion of the note, we will have more flexibility with respect to future financing needs.

     Accordingly, our Board of Directors unanimously approved the conversion of $12.5 million in outstanding principal amount of the note into a maximum of 4,166,667 shares of our common stock, and recommends that you vote "FOR" the approval of the proposal.

     The matters to be considered at the special meeting are of great importance to our company and stockholders. Accordingly, you are urged to read and carefully consider the information presented in this proxy statement, and to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone by following the instructions provided on the proxy card.

     This proxy statement is dated February 6, 2004, and is first being mailed to Innovo stockholders on or about February 6, 2004.

     On behalf of our Board of Directors, I thank you for your support and urge you to vote "FOR" approval of the proposal.

                                         Sincerely,


                                         /s/ Samuel J. Furrow, Sr.

                                         SAMUEL J. FURROW, SR.
                                         Chairman

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held on March 5, 2004

To the Stockholders of Innovo Group Inc.:

     We will hold a special meeting of stockholders on Friday, March 5, 2004 at 10:00 a.m. local time located at the Wyndham Commerce Hotel, 5757 Telegraph Road, Commerce, California 90040, for the following purposes:

  1. To approve the conversion of $12.5 million in outstanding principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock.

  2. To transact other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

     Please carefully read the attached proxy statement for additional information concerning the matter to be considered at the special meeting. Our Board of Directors has fixed the close of business on February 4, 2004 as the record date for identifying those stockholders entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting or any postponement or adjournment thereof.

     All stockholders are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have returned your proxy card, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from that broker, bank or other nominee a proxy card issued in your name.

                                         By Order of the Board of Directors,


                                         /s/ Samuel J. Furrow, Sr.

                                         SAMUEL J. FURROW, SR.
                                         Chairman
                                         Los Angeles, California
                                         February 6, 2004

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held on March 5, 2004

                             QUESTIONS AND ANSWERS

     Although we encourage you to read the proxy statement in its entirety, we include these Questions and Answers to provide background information and brief answers to several questions that you may have about the proposal. We have included page references parenthetically to direct you to a more complete description of the topics discussed herein.

Q. What proposals are stockholders being asked to consider at the upcoming special meeting? (Page 9)

A. We are seeking the approval of one proposal. This proposal relates to the conversion of $12.5 million in outstanding principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock.

Q.   Why is Innovo seeking stockholder approval for this proposal? (Pages 13-15)

     A. As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. Marketplace Rule 4350(i) requires stockholder approval prior to some issuances of our common stock or securities convertible into or exchangeable for our common stock in connection with an acquisition of assets of another company if (i) a substantial shareholder of ours has a 5% or greater interest in the assets to be acquired and if the proposed issuance could result in an increase in our outstanding common stock of 5% or more, or (ii) if the number of shares of common stock to be issued would represent at least 20% of our common stock outstanding before the issuance date of the security to be converted. Rule 4350(i) also requires stockholder approval in connection with any private transaction if the shares of common stock to be issued could potentially represent 20% or more of our common stock outstanding before the issuance of the promissory note and such shares have a price that is less than the greater of the book or market value of our common stock on the such issuance date.

     On July 17, 2003, we issued a promissory note in the amount of $21.8 million in exchange for substantially all of the assets of the Blue Concepts Division of Azteca Production International, Inc. ("Azteca"), primarily relating to the design, manufacture and wholesaling of denim apparel. Hubert Guez and his brother, Paul Guez, two of our substantial stockholders, are the principal owners of Azteca and thus former owners of the assets of the Blue Concepts Division. Subject to stockholder approval, we agreed to convert $12.5 million of the outstanding principal amount of the note initially into 3,125,000 shares of our common stock. This issuance represents more than 5% of our shares of common stock outstanding, and together with the possible issuance of up to 1,041,667 additional shares of common stock upon the occurrence of certain contingencies described in the asset purchase agreement for the Blue Concepts Division acquisition, may result in Azteca having been issued more than 20% of our common stock outstanding as of the issuance date of the promissory note. Finally, the terms of the transaction provide for a conversion price that could potentially be less than the lower of the book or market value of our shares on the issuance date of the promissory note. For these reasons, pursuant to Marketplace Rule 4350(i) of the National Association of Securities Dealers, we are seeking stockholder approval of the conversion of $12.5 million of the outstanding principal amount of the note into a maximum of 4,166,667 shares of our common stock.

Q. What does our Board recommend? (Page 10)

A. Our Board of Directors formed a special committee of independent directors to determine whether the consideration to acquire substantially all of the assets of the Blue Concepts Division of Azteca was fair to, and that the transaction was in the best interests of, our company and its stockholders. The special committee was composed of Dr. Looney and Messrs. Page and Rizvi. The special committee unanimously recommended to the Board of Directors that the transaction to acquire substantially all of the assets of the Blue Concepts Division of Azteca in exchange for a promissory note in the amount of $21.8 million, which upon shareholder approval would be partially convertible into shares of our common stock, was fair to and in the best interests of our company and stockholders. As part of the special committee's evaluation of the transaction, they relied upon a fairness opinion delivered by The Mentor Group Inc., an outside financial advisor engaged by the special committee, that the transaction is fair to the stockholders from a financial point of view. Based in part on the special committee's recommendation, our Board of Directors unanimously determined that the conversion of our convertible notes into additional shares of our common stock is in the best interests of our company and stockholders. Accordingly, our Board of Directors unanimously recommends that you vote "FOR" the proposal.

Q. What vote is required to approve the proposal? (Page 6)

A. Provided a quorum is present in person or by proxy at the Special Meeting, the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy is required to approve the proposal. As of February 4, 2004, the record date, 25,784,850 shares of our common stock were issued, outstanding and entitled to vote at the special meeting.

Q. What happens if the proposal is approved? (Pages 9-13)

A. If the proposal is approved, $12.5 million of the outstanding principal amount of the note issued to Azteca will automatically convert into 3,125,000 shares of our common stock. The exact amount of the note to be converted will be determined by multiplying the 3,125,000 shares to be issued by the greater of
(i) the closing price of our common stock on the date immediately prior to the Special Meeting, or (ii) $4.00. In no event, however, shall more than $12.5 million in principal amount of the note be converted. Up to 1,041,667 additional shares may be issued upon the occurrence of certain future contingencies relating to our stock price for the thirty (30)-day period ending March 6, 2005.

Q. What happens if the proposal is not approved?

A. If the proposal is not approved, no part of the note will be converted to common stock. The existing terms and balances of the note will remain unaffected.

Q. What are the material terms of the note? (Pages 10-13)

A. The principal amount of the note is $21.8 million. It has a 7-year term, maturing on July 17, 2010. Interest on the note accrues at the rate of 6% per annum, compounded annually. Any amounts due and unpaid are subject to an interest rate of 18% per annum until paid. Payments of interest only are due monthly during the first two years of the note's term. Thereafter both principal and interest are due in sixty (60) equal monthly payments for the remaining five
(5) years of the note term. We may prepay the note at any time without penalty or payment of unearned interest.

     If our stockholders approve the proposal, the 3,125,000 shares to be initially issued upon partial conversion of the note shall be non-transferable from the date of issuance until March 6, 2006. In the event that the average trading price of our common stock for the thirty (30) day period immediately preceding that date is less than $4.00, up to 1,041,667 additional shares of common stock shall be issued to Azteca.

Q. What are the effects of the conversion of the note? (Page 13)

A. The initial issuance of the 3,125,000 shares of common stock upon conversion of the note, as well as the issuance of any of the up to 1,041,667 Shortage Shares, will be dilutive to the outstanding shares of our common stock. If the note is converted and all Shortage Shares are issued, Hubert Guez and his brother, Paul Guez, each a principal stockholder of both Azteca and our company, will beneficially own approximately 27.82% and 23.89%, respectively, of our common stock. See "Security Ownership of Certain Beneficial Owners and Management."

Q. What should I do now?

A. You should read this proxy statement carefully and promptly submit your proxy card to ensure that your vote is counted at the special meeting.

Q. How do I vote? (Page 6)

A. After reviewing the materials contained and/or referenced herein, review the enclosed proxy card and mark your vote on the proposal (whether "for," "against," or "abstain") in the space provided. Sign the proxy card, then mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If your shares are held in "street name" by your broker, your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not provide instructions to your broker, your shares will not be voted at the special meeting.

Q. What if I do not vote? (Page 6)

A. If you fail to respond, your shares will neither be voted nor count for purposes of obtaining a quorum. If you respond and abstain from voting, your shares will count for purposes of obtaining a quorum and will have the same effect as a vote against the proposal. If you respond by returning a properly executed proxy card without instructions, your shares will be voted "FOR" adoption of the proposal.

Q. How can I change my vote after I have mailed my proxy card? (Page 6-7)

A. If you are a holder of record, you may generally change your vote by delivering a later-dated proxy or written notice of revocation to our Corporate Secretary before the special meeting, or by attending the special meeting and voting in person. If your shares are held in "street name" by your broker, you must follow the directions received from your broker to change your vote.

                              THE SPECIAL MEETING

Proxy Solicitation Materials

     The enclosed proxy is solicited on behalf of our Board of Directors for use at our special meeting or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice. These proxy solicitation materials are being first sent to all stockholders entitled to vote at the special meeting on or about February 6, 2004.

Date, Time and Place of the Special Meeting

     The special meeting will be held on Friday, March 5, 2004 at 10:00 a.m. local time, at the Wyndham Commerce Hotel, 5757 Telegraph Road, Commerce, California 90040.

Solicitation

     We will pay for the entire cost of proxy solicitations in connection with the special meeting, including preparation, assembly, printing and mailing of solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others to forward these materials to the beneficial owners of our common stock. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials. Although solicitation of proxies will generally be made by mail, directors, officers or other regular employees of ours. We will not additionally compensate directors, officers or other regular employees for these services.

     To further assist in the solicitation process, we have hired The Altman Group, Inc. to solicit proxies by personal interviews, telephone, telegram or otherwise. We anticipate paying The Altman Group, Inc. an initial fee of $5,500, plus additional compensation for telephone solicitation and solicitations made by other means.

Matters to be Considered at the Special Meeting

     At the special meeting and any adjournment or postponement of the special meeting, our stockholders will be asked to consider and vote upon the conversion of $12.5 million in outstanding principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock.

     We may also transact other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Record Date, Voting Rights and Outstanding Shares

     Only common stockholders of record at the close of business on the Record Date, February 4, 2004, will be entitled to notice of, and to vote at, the special meeting. At the close of business on February 4, 2004, 25,784,850 shares of our common stock were outstanding and entitled to vote, and were held by approximately 1,016 stockholders of record. Each holder of record of our common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting.

     Proxies properly executed, duly returned to the company and not revoked will be voted in accordance with the specifications made in the proxy card. Where no specifications are given, the proxies will be voted in favor of the proposal. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote according to their best judgment. We are not aware of any other matters to be presented at the meeting. All votes will be tabulated by the inspector of stockholder votes appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and non-votes. Proxy holders may adjourn the special meeting to solicit additional proxies if necessary.

How to Vote

     Mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If your shares are held in "street name" by your broker, your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not provide instructions to your broker, your shares will not be voted at the special meeting.

Vote Required

     Approval of the proposal requires the affirmative vote of a majority of the votes duly cast on the proposal in person or by proxy at the Special Meeting, as long as a quorum is present.

Quorum, Abstentions and Broker Non-Votes

     The required quorum for the transaction of business at the special meeting is a majority of votes eligible to be cast by the holders of shares of common stock issued and outstanding as of the record date. Shares that are voted "FOR," "AGAINST," or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the special meeting with respect to the proposal. If a quorum is not present in person or represented by proxy, it is expected that the special meeting will be adjourned or postponed to solicit additional proxies.

     While shares that reflect abstentions or broker non-votes (shares held by a broker or nominee that does not have the authority to vote on the matter) will be counted as shares that are present for purposes of determining the presence of a quorum, proxies that reflect abstentions will have the same effect as a vote against the proposal, and proxies that reflect broker non-votes will have the effect of neither a vote for nor a vote against the proposal.

Revocability of Proxies

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time prior to the time that the proxy is voted at the special meeting. Proxies may be revoked by any of the following actions:

     o delivering a written notice to our Corporate Secretary at our principal executive offices at 5804 East Slauson Avenue, Commerce, California 90040, bearing a date later than the date of the proxy stating that the proxy is revoked;

     o signing and delivering a later-dated proxy relating to the same shares to our Corporate Secretary at our principal executive offices; and

     o attending the special meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

     If your shares are held in "street name" by your broker, you must follow the directions received from your broker to change your vote.

No Appraisal Rights

     Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with the proposal upon which a vote is scheduled to be taken at the Special Meeting.

Stockholder Proposals

     We expect to hold our 2004 annual meeting of stockholders in May 2004. Stockholders may submit proposals that they believe should be voted upon at the 2004 annual meeting consistent with regulations of the Securities and Exchange Commission and the Company's Bylaws.

     The deadline for submission of stockholder proposals to be eligible for inclusion in our 2004 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 was December 26, 2003. However, a stockholder may also submit a proposal for consideration outside of Rule 14a-8. Pursuant to Rule 14a-4(c)(1), a stockholder may submit in writing a proposal for consideration at the annual meeting to our Corporate Secretary at 5804 East Slauson Avenue, Commerce, California 90040. Such proposal must be received by our Corporate Secretary no later than March 11, 2004. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting.

     Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company's Bylaws, as applicable.

Accountants

     Ernst & Young LLP, our independent auditor, is expected to have a representative present at the special meeting and will have the opportunity to make a statement if they so decide and will be available to respond to appropriate questions.

Multiple Stockholders Sharing One Address

     In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and its attachments. If requested by phone or in writing, we will promptly provide a separate copy of the proxy statement and its attachments to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Corporate Secretary at
(323) 725-5516, and requests in writing should be sent to Innovo Group Inc.,
Attention: Corporate Secretary, 5804 East Slauson Avenue, Commerce, California 90040. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

                                    PROPOSAL

                  APPROVAL OF THE CONVERSION OF $12.5 MILLION
              IN OUTSTANDING PRINCIPAL AMOUNT OF OUR INDEBTEDNESS
                        INTO SHARES OF OUR COMMON STOCK

     At the special meeting, our stockholders will be asked to approve the conversion of $12.5 million in outstanding principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock. The terms of the note, including its conversion provisions, are set forth below.

Background

     Acquisition of Blue Concepts Division. On July 17, 2003, we acquired substantially all of the assets of the Blue Concepts Division of Azteca, primarily relating to the design, manufacture and wholesaling of denim apparel, for $21.8 million. The addition of the Blue Concepts Division, which primarily sells denim jeans to American Eagle Outfitters, Inc., significantly enhances and complements our existing private label business.

     In connection with the acquisition, we entered into:

     o an asset purchase agreement that sets forth the terms of the acquisition, including the terms of the partial conversion of the note; and

     o a two-year, renewable, non-exclusive supply agreement pursuant to which AZT International S.A. de C.V., a Mexican corporation and wholly-owned subsidiary of Azteca, will manufacture and supply us with certain products formerly manufactured for the Blue Concepts Division of Azteca at a cost that allows us an initial margin per unit of at least fifteen percent (15%).

     Consideration. As payment for the acquisition of the Blue Concepts Division, we executed a promissory note to Azteca in the amount of $21.8 million. The terms of the note are described below under "Terms of the Note." The acquisition was consummated with our agreement to call the special meeting to seek shareholder approval of the partial conversion of the note into shares of our common stock.

     Our Board of Directors formed a special committee of our independent directors to determine whether the consideration to acquire substantially all of the assets of the Blue Concepts Division of Azteca was fair to, and that the transaction was in the best interests of, our company and its stockholders. The special committee was composed of Dr. Looney and Messrs. Page and Rizvi. The special committee unanimously recommended to the Board of Directors the transaction to acquire substantially all of the assets of the Blue Concepts Division of Azteca in exchange for a promissory note in the amount of $21.8 million, which upon shareholder approval would be partially convertible into shares of our common stock, was fair to and in the best interests of our company and stockholders. The Special Committee and the Board of Directors considered the following information in establishing the terms and conditions of the consideration:

     o    the fairness opinion provided by the Mentor Group Inc.,

     o    the general financing environment,

     o    comparable transactions within our industry and

     o    the viability of other financing alternatives.

     The terms of the note were ultimately determined through an arms-length negotiation between the parties.

Board Recommendation

     Our Board of Directors unanimously approved the conversion of $12.5 million in outstanding principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock, and recommends that you vote "FOR" the approval of the proposal.

     Our directors and officers, who together own 19.07% of our common stock outstanding and entitled to vote on the record date, have indicated that they intend to vote in favor of the proposal. Hubert Guez and his brother, Paul Guez, who as of the record date held an aggregate of 16.40% of our outstanding common stock entitled to vote at the meeting, have also indicated to the company that each intends to vote his shares in favor of the proposal.

Terms of the Note

     The following description summarizes the material terms of the note.

     Principal, Maturity and Interest. The note has a principal amount of $21.8 million and has a 7-year term, maturing on July 17, 2010. Interest on the note accrues at the rate of 6% per annum, compounded annually. Amounts due and unpaid under the note will accrue interest at the rate of 18% per annum from the due date until the date paid.

     Payments. During the first two years following the date of issuance of the note, accrued interest only is due and payable in equal monthly installments. The principal amount of the note is fully amortized into sixty equal payments, each due and payable monthly during the third through seventh year following the date of issuance, together with equal payments of accrued interest. The note, including any or all of the unpaid principal balance, any or all of the interest due, or any combination of principal and interest, may be prepaid by us, in whole or in part, at any time or from time to time without bonus, penalty or payment of unearned interest.

     Partial Conversion. If our stockholders approve the proposal, the principal amount of the note to be converted will be determined by multiplying 3,125,000 shares to be initially issued by the greater of (i) the closing price of our common stock on the date immediately prior to the Special Meeting, or (ii) $4.00. The initial 3,125,000 shares of our common stock shall be issued to Azteca and the principal amount of the note shall be reduced by the amount obtained from the conversion formula above. In no event, however, shall the principal amount of the note to be converted exceed $12.5 million.

     Lock-Up Period and Additional Share Issuances. Except as discussed below under "Other Agreements with Azteca Affecting the Note--Adjustments to Number of Conversion Shares," the 3,125,000 shares to be initially issued upon partial conversion of the note will be non-transferable from the date of issuance until March 12, 2006. In the event that the average trading price of our common stock for the thirty (30) day period immediately preceding March 12, 2006 is less than $4.00, additional shares of common stock, or Shortage Shares, shall be issued to Azteca equal to the difference of 12,500,000 divided by the 30-day average trading price minus 3,125,000. For purposes of this calculation, the thirty-day average trading price used shall be no less than $3.00, regardless of any actual average that may be lower than such amount. Accordingly, the number of Shortage Shares that may be issued will be no more than 1,041,667 shares of common stock.

Other Agreements with Azteca Affecting the Note

     Offsets. At the election of Azteca (as authorized and evidenced by resolutions of its Board of Directors), at any time after March 12, 2006, the balance due on the note may be reduced as an offset against monies payable by Azteca or its affiliates for the exercise of warrants to purchase our common stock owned by Azteca or its affiliates prior to July 17, 2003.

     Registration Obligations. If shares are issued to Azteca upon partial conversion of the note and in the event Shortage Shares are issued to Azteca thereafter, we have agreed to use commercially reasonable efforts to register such shares for resale on a shelf registration statement and to keep such registration effective, with certain exceptions, until the earlier of (i) the sale of all the registered shares, (ii) the availability of Rule 144 for Azteca to freely sell all such shares without restriction, and (iii) March 12, 2007. Other specific obligations are as follows:

     o for the initial 3,125,000 shares issued on partial conversion of the note, we have agreed to file the registration statement as soon as reasonably practicable but no later than twelve (12) months after such issuance; if a registration statement is not effective before December 12, 2005, we have agreed to pay Azteca $100,000 for each successive three (3) month period until the shares are registered; and

     o for the additional Shortage Shares, if issued, we have agreed to file the registration statement as soon as reasonably practicable but no later than one hundred twenty (120) days after such issuance; if a registration statement for any Shortage Shares is not effective before October 8, 2006, we have agreed to pay Azteca $25,000 for each successive three (3) month period until such shares are registered.

     Sales Guarantees. The principal amount of the note is subject to certain adjustments based on our gross revenues from sales that are attributable to the former Blue Concepts Division during two time periods:

     o Period I is July 17, 2003 through December 31, 2004. If Blue Concepts Revenues do not equal at least $70,000,000 during this period, the principal amount of the note will be reduced by fifty percent (50%) of the difference between $70,000,000 and the Blue Concepts Revenue amount for such period.

     o Period II is January 1, 2005 through December 12, 2005. If Blue Concepts Revenues do not equal at least $65,000,000 during this period, the principal amount of the note will be reduced by fifty percent (50%) of the difference between $65,000,000 and the Blue Concepts Revenue amount for such period. However, if the principal amount of the note was reduced after Period I, the Blue Concepts Revenue amount is less in Period II than in Period I, and the Blue Concepts Revenue amount for Period II is less than $65,000,000, then the principal amount of the note will be reduced for Period II by fifty percent (50%) of the difference between the Blue Concepts Revenue amounts for Periods I and II. Conversely, if the principal amount of the note was reduced after Period I, but the Blue Concepts Revenue amount is greater than $65,000,000 for Period II, the principal amount of the note shall be increased by fifty percent (50%) of the amount of Blue Concepts Revenue for Period II that exceeds $65,000,000. In no event, however, can the principal amount of the note be increased by an amount more than the amount the note was reduced as a result of the adjustment calculation for Period I.

     Adjustments to Number of Conversion Shares.

     o If shares are issued upon stockholder approval of partial conversion of the note, and the note amount adjustments described above result in a reduction of the principal amount of the note greater than the outstanding balance of the note, then the shares issued upon partial conversion of the note will be returned to us in an amount equal to such negative balance. For such purpose, each share shall be valued at $4.00.

     o If shares are issued upon stockholder approval of partial conversion of the note, the Blue Concepts Revenue amount for Period I is at least $70,000,000, and the Blue Concepts Revenue amount for Period II as of the end of any fiscal quarter during Period II is at least $35,000,000, then a number of the shares issued on partial conversion of the note shall be released from the restriction on transferability. Such number of shares to be released from the restriction shall be determined by the following formula: (a) the difference between (i) 21,800,000 and (ii) the product of (A) the difference between (1) 65,000,000 and (2) the Blue Concepts Revenue amount for Period II as of the end of the relevant fiscal quarter of such period, and (B) 50%, divided by (b) 4; and subtracting from such quotient (c) any shares released in such manner for any previous fiscal quarter.

     Right to Resell/Repurchase Blue Concepts Assets.

     o In the event the Blue Concepts Revenue amount decreases to $35,000,000 or less for either Period I or Period II, we have the right to resell the assets and properties of the Blue Concepts Division to Azteca, and Azteca has the right to repurchase such assets and properties from us, upon written notice to the other party given within the 90-day period after the end of Period II. Upon the exercise of such rights by either party, the remaining principal balance outstanding on the note shall be deemed forgiven and the note cancelled without further action by either party. In such event, all outstanding shares issued to Azteca as a result of the partial conversion or as Shortage Shares will be returned to us.

     Loss of Account.

     o If at any time during Period I American Eagle Outfitter, Inc. ceases to be a customer of ours, as determined in the reasonable judgment of our Board of Directors, all shares issued upon partial conversion of the note or as Shortage Shares will be returned to us, the remaining principal balance outstanding on the note will be deemed forgiven, and the note will be cancelled without further action by either party. Upon such return of shares and the cancellation of the note, we have agreed, upon the request of Azteca, to return to Azteca any or all assets purchased from Azteca in connection with the acquisition of the Blue Concepts Division.

     Notwithstanding any of the provisions summarized above, the aggregate adjustments to the principal amount of the note can not exceed $16,800,000 unless (i) American Eagle Outfitters, Inc. is no longer our customer, or (ii) the assets and properties associated with the Blue Concepts Division are resold to or repurchased by Azteca.

Fairness Opinion

     The Mentor Group Inc. provided a fairness opinion with regard to the terms of our acquisition the Blue Concepts Division. For its services, we paid The Mentor Group Inc. its customary fee for such an opinion.

Effects of the Partial Conversion of the Note

     If the note is partially converted into the initial 3,125,000 shares of common stock, Azteca will beneficially own approximately 13.24% of our common stock. If the maximum number of Shortage Shares are issued in addition to the initial amount, Azteca will hold approximately 16.26% of our common stock. If the note is converted, Hubert Guez and his brother, Paul Guez, each a principal stockholder of both Azteca and our company, will beneficially own approximately 27.82% and 23.89%, respectively, of our common stock. See "Security Ownership of Certain Beneficial Owners and Management."

     The initial issuance of the 3,125,000 shares of common stock upon partial conversion of the note, as well as the issuance of any of the up to 1,041,667 Shortage Shares, will be dilutive to the outstanding shares of our common stock. Such issuances of our common stock could also depress the market price of our common stock by increasing the number of outstanding shares.

Reasons for Seeking Stockholder Approval

     As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. In accordance with Rule 4350(i) of the Marketplace Rules, the approval of our stockholders is required in connection with certain transactions. The provisions of Rule 4350(i) that are applicable or potentially applicable to our acquisition of the assets of the Blue Concepts Division are described below.

     Marketplace Rule 4350(i)(1) (C) (i). Under Marketplace Rule 4350(i)(1)(C)(i), Nasdaq-listed companies are required to receive stockholder approval before making any issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer, or substantial stockholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. Hubert Guez and his brother, Paul Guez, each a substantial stockholder of the company and currently the beneficial owners of 16.28% and 11.72%, respectively, of our common stock, are the principal owners of Azteca and thus former owners of the assets of the Blue Concepts Division. Because of the interests of Hubert Guez and Paul Guez in both our common stock and in Azteca, and because the partial conversion of the note will result in an increase in our outstanding common stock and voting power of more than 5%, we are seeking stockholder approval of the proposal as required by Marketplace Rule 4350(i)(1)(C)(i).

     Marketplace Rule 4350(i)(1) (C) (ii). Under Marketplace Rule 4350(i)(l)(C)(ii), Nasdaq-listed companies are required to receive stockholder approval before making any issuance of securities in connection with the acquisition of the stock or assets of another company, where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash, the common stock to be issued (i) is or will be in excess of 20% of the common stock outstanding before the issuance of the security to be converted or (ii) constitutes voting power in excess of 20% of the voting power outstanding before the issuance of the security to be converted. The 3,125,000 shares that are proposed to be initially issued upon partial conversion of the note represent less than 20% of our common stock outstanding on July 17, 2003, the issuance date of the promissory note. However, the financing for the Blue Concepts Division acquisition was consummated with our agreement to call the Special Meeting to approve the partial conversion of the note into 3,125,000 shares of common stock, and the potential issuance of up to 1,041,667 Shortage Shares in the future could cause the aggregate number of shares issued in connection with the transaction to exceed such percentage. Therefore, we are seeking approval of the proposal in accordance with our agreement and in order to satisfy the requirements of Marketplace Rule 4350(i)(1)(C)(ii).

     Marketplace Rule 4350(i) (1) (D). Under Marketplace Rule 4350(i)(1)(D), Nasdaq-listed companies are required to receive stockholder approval before any private issuance or potential issuance of securities representing 20% or more of the common stock or voting power of the company (including on an as-converted or as-exercised basis) for a price less than the greater of the book or market value of the company's common stock. The conversion price of our common stock upon stockholder approval is the higher of $4.00 and the closing price of our common stock on the date immediately prior to the Special Meeting. However, because of the potential issuance of Shortage Shares and the fact that at conversion the principal amount of the note cannot be reduced below $9.3 million, the effective conversion price may be below $4.33, the greater of the book or market value of the company's common stock on July 17, 2003. For this reason, we are seeking stockholder approval of the proposal in order to comply with the requirements of Rule 4350(i)(1)(D).

     Our Board of Directors believes that it is in the best interests of our company and stockholders to convert $12.5 million of the principal amount of the note into a maximum of 4,166,667 shares of common stock as described in this proxy statement. Our Board of Directors believes that approval of the proposal is in the best interests of our company and stockholders for the following reasons:

     o we will pay no interest on or principal amount of the note converted to common stock; and

     o assuming partial conversion of the note, we will have more flexibility with respect to future financing needs.

Upon stockholder approval of the proposal, $12.5 million of the principal amount of the note will automatically convert into 3,125,000 shares of common stock and the issuance of the appropriate number of Shortage Shares will be authorized, should the conditions for such issuance be met.

Security Ownership of Certain Beneficial Owners and Management

     The following table provides information as of December 18, 2003 concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each Director and nominee for election as a Director of the Company, (3) each Named Executive Officer, and (4) all Directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, Directors and executive officers of the Company, and, unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.


   Name and Offices                               Shares of Common Stock       After Giving Effect to the
                                                  Beneficially Owned (1)               Proposal
                                         -------------------------------------- ----------------------------------
                                                Number             Percent            Number           Percent
 Samuel J. (Sam) Furrow, Sr.                  3,131,600 (2)          12.13%           3,131,600          10.45%
 Chairman and Director

 Hubert Guez                                  4,243,590 (3)          16.28%         8,410,257 (13)       27.82%
 5804 E. Slauson Avenue
 Commerce, California  90040

 Paul Guez                                    3,055,404 (4)          11.72%        7,222,071 (14)        23.89%
 5804 E. Slauson Avenue
 Commerce, California  90040

 Commerce Investment Group, LLC               2,069,690 (5)          7.94%            2,069,690          6.85%
 5804 E. Slauson Avenue
 Commerce, California  90040

 Patricia Anderson                             683,146 (6)           2.61%             683,146           2.25%
 President and Director

 Daniel A. (Dan) Page                          365,776 (7)           1.42%             365,776           1.22%
 Director

 Samuel J. (Jay) Furrow, Jr.                  1,410,592 (8)          5.40%            1,410,592          4.66%
 CEO and Director

 Marc B. Crossman                              575,801 (9)           2.19%             575,801           1.89%
 Chief Financial Officer and Director

 Shane Whalen                                  33,328 (10)             *%              33,328              *%
 Chief Operating Officer

 John G. Looney, MD                           193,643 (11)             *%              193,643             *%
 Director


   Name and Offices                               Shares of Common Stock       After Giving Effect to the
                                                  Beneficially Owned (1)               Proposal
                                         -------------------------------------- ----------------------------------
                                                Number             Percent            Number           Percent

Seymour Braun, Innavation LLC,                2,563,120 (12)        9.95%           2,563,120           8.56%
 Yardworth Mortgage Corp., and
 Praha Trust
 Braun & Goldberg
 110 East 59th St, Suite 3201
 New York, NY 10022

 Suhail Rizvi                                     5,128                *%               5,128              *%
 Director

 Kent A. Savage                                     0                  *%                 0                *%
 Director

 Vincent Sanfilippo                                 0                  *%                 0                *%
 Director

                                         --------------------------------------

 All Executive Officers and Directors          6,399,014            23.56%           6,399,014          20.42%
                                               ---------                             ---------
 as a Group (8 persons)                       (2)(6)(7)(8)                          (2)(6)(7)(8)
                                              (9)(10)(11)                           (9)(10)(11)


----------------
     *    Less than 1%.

     (1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), certain shares of the Company's Common Stock that a beneficial owner set forth in this table has a right to acquire within 60 days of the date hereof pursuant to the exercise of options or warrants for the purchase of shares of Common Stock are deemed to be outstanding for the purpose of computing the percentage ownership of that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table. Percentages are calculated based on 25,764,850 shares outstanding as of December 18, 2003.

          The address for the officers and Directors is the corporate office of the Company located at 5804 East Slauson Avenue, Commerce, California, 90040.

     (2) Includes 48,643 shares subject to currently exercisable options or those exercisable within 60 days.

     (3) Includes (i) 23,900 shares held for the personal account of Hubert Guez, (ii) 1,769,690 shares held for the account of Commerce Investment Group, Inc., a California limited liability company ("CIG"), jointly owned by Mr. Hubert Guez and Mr. Paul Guez, (iii) 300,000 shares issuable upon exercise of currently exercisable warrants held for the account of CIG, (iv) 1,450,000 shares held for the account of Integrated Apparel Resources, LLC, a California limited liability company for which Mr. Hubert Guez serves as Chairman of the Board and Chief Executive Officer, and (v) 700,000 shares held for the account of Azteca Production International, Inc., a California corporation ("Azteca"), jointly owned by Mr. Hubert Guez and Mr. Paul Guez.

     (4) Includes (i) 1,769,690 shares held for the account of CIG, an entity jointly owned by Mr. Hubert Guez and Mr. Paul Guez, (ii) 300,000 shares issuable upon exercise of currently exercisable warrants held for the account of CIG, (iii) 285,714 shares held for the account of S.H.D. Investments, LLC, a California limited liability company for which Mr. Paul Guez serves as President, and (iv) 700,000 shares held for the account of Azteca.

     (5) Includes (i) 1,769,690 shares held for its account, and (ii) 300,000 shares issuable upon exercise of currently exercisable warrants held for its account.

     (6) Includes (i) 283,146 shares held for Ms. Anderson's personal account, and (ii) 400,000 shares issuable upon the exercise of currently exercisable (or exercisable within 60 days) options held for the account of Ms. Anderson.

     (7)  Includes (i) 317,133 shares held for Mr. Page's  personal  account and
          (ii) 48,643 shares issuable upon the exercise of currently exercisable (or exercisable within 60 days) options held for Mr. Page's personal account.

     (8) Includes 350,000 shares subject to currently exercisable options or those exercisable within 60 days.

     (9) Includes (i) 23,500 shares held for Mr. Crossman's personal account and (ii) 552,301 shares issuable upon the exercise of currently exercisable (or exercisable within 60 days) options held for Mr. Crossman's personal account.

     (10) Includes 33,328 shares subject to currently exercisable options or those exercisable within 60 days.

     (11) Includes (i) 145,000 shares held for Mr. Looney's personal account and
          (ii) 48,643 shares issuable upon the exercise of currently exercisable (or exercisable within 60 days) options held for Mr. Looney's personal account.

     (12) Innavation, LLC, a Delaware limited liability company, is owned 85% by Yardworth Mortgage Corp. ("Yardworth"), a corporation organized under the laws of Aruba. The beneficial owner of Yardworth is Praha Trust, a trust organized under the laws of Canada. As sole trustee of Praha Trust, Mr. Seymour Braun has the right to vote all shares owned by Innavation, LLC.

     (13) Includes 4,166,667 shares, the maximum number of shares issuable to Azteca as a result of stockholder approval of the partial conversion of the note and the additional issuance of Shortage Shares. As joint owners of Azteca, Mr. Hubert Guez and Mr. Paul Guez may each be deemed to have shared power to direct the voting and disposition of shares held by Azteca. See footnotes 3 and 4 above.

     (14) Includes 4,166,667 shares, the maximum number of shares issuable to Azteca as a result of stockholder approval of the partial conversion of the note and the additional issuance of Shortage Shares. As joint owners of Azteca, Mr. Hubert Guez and Mr. Paul Guez may each be deemed to have shared power to direct the voting and disposition of shares held by Azteca. See footnotes 3 and 4 above.

                STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

     This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

     When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this proxy statement, are estimates reflecting our best judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission reports, including our annual report on Form 10-K for the year ended December 31, 2002 and as set forth in our Post-Effective Amendment No. 5 to Form S-1 on Form S-3 Registration Statement under the Securities Act of 1933, filed with the Securities and Exchange Commission on December 18, 2003. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

     o the effects of vigorous competition in the markets in which we operate;

     o the effects if a manufacturer of ours fails to use acceptable labor practices;

     o the ability to protect our trademarks and other intellectual property rights outside the United States;

     o the ability of our licensors to protect their trademarks and other intellectual property rights outside the United States;

     o general economic or business conditions that may be less favorable than expected, resulting in, among other things, an adverse effect on consumer purchases;

     o political, legislative or regulatory changes may adversely affect the business and/or territories in which we are engaged;

     o    our ability to respond to constantly changing fashion trends;

     o costs or difficulties related to the integration of the Blue Concepts Division with our business may be greater than expected; and

     o other factors, including, but not limited to, economic, political, key employee, competitive, regulatory, and governmental factors, which may affect us.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     We file periodic reports, proxy statements and information statements with the SEC and we can "incorporate by reference" into this proxy statement information already filed by us with the SEC. This means that we can disclose important information to you by referring you directly to those documents. The information incorporated by reference is considered part of this proxy statement. We incorporate by reference the documents or portions thereof listed below:

                        Innovo Group Inc.'s SEC Filings

     File No. 000-18926)                       Period Covered or Date Flied
---------------------------------------------  --------------------------------

Amendment to Annual Report on Form 10-K/A      Filed December 9, 2003

Current Report on Form 8-K                     Filed December 2, 2003

Amendment to Current Report on Form 8-K/A      Filed October 17, 2003

Amendment to Quarterly Report on Form 10-Q/A   Filed October 17, 2003

Quarterly Report on Form 10-Q                  Filed October 14, 2003

Amendment to Current Report on Form 8-K/A      Filed September 30, 2003

Current Report on Form 8-K                     Filed August 1, 2003

Quarterly Report on Form 10-Q                  Fiscal Quarter ended May 31,
                                               2003, filed July 15, 2003

Quarterly Report on Form l0-Q                  Fiscal Quarter ended March 31,
                                               2003, filed April 15, 2003

Definitive Proxy Statement                     Filed March 31, 2003, as amended
                                               April 9, 2003 and April 24, 2003

AnnualReport on Form 10-K                      Year ended November 30, 2002,
                                               filed March 17, 2003, as amended
                                               March 27, 2003

      All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and prior to the special meeting, shall be deemed incorporated by reference and be part of this proxy statement from their respective filing dates. Any statement contained in this proxy statement or in any document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superceded for the purpose of this proxy statement to the extent that a subsequent statement contained in this proxy statement or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supercedes the statement. Any statement so modified or superceded will not be deemed to be part of this proxy statement.

     The documents incorporated by reference into this proxy statement are available from us upon request. We will provide a copy of any and all of the information that is incorporated by reference in this proxy statement to any person, without charge, upon written or oral request. If exhibits to the documents incorporated by reference in this proxy statement are not themselves specifically incorporated by reference, then exhibits will not be provided.

     Requests for documents should be directed to: Innovo Group Inc., 5804 East Slauson Avenue, Commerce, California 90040, telephone (323) 725-5516.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration by the stockholders at the special meeting. If any other matters are properly brought before the stockholders at the special meeting, it is the intention of the persons named on the accompanying proxy to vote on those matters in accordance with any recommendation by the Board of Directors.



                                         By Order of the Board of Directors,

                                         /s/ Samuel J. Furrow, Sr.

                                         SAMUEL J. FURROW, SR.
                                         Chairman

                                INNOVO GROUP INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, MARCH 5, 2004


       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned stockholder of Innovo Group Inc. (the "Company") hereby appoints Samuel J. Furrow, Jr. and Patricia Anderson, or either of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders (the "Special Meeting") to be held on Friday, March 5, at 10:00 a.m. (local time) at the Wyndham Commerce Hotel, 5757 Telegraph Road, Commerce, California, 90040, upon the following matter and any other matter as may properly come before the Special Meeting or any adjournments thereof.



Proposal:  To approve the  conversion of $12.5 million in outstanding  principal amount of our indebtedness into a maximum of 4,166,667 shares of our common stock.



           [   ]    FOR         [   ]   AGAINST         [   ]    ABSTAIN



    ----------------------------------------------------------------------------
            (continued and to be dated and signed on reverse side.)

                          (continued from other side)

     This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

     The undersigned hereby acknowledges prior receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated February 6, 2004, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                                         Date: ______________________ , 2004.



                                         ---------------------------------------
                                         Signature of Stockholder or
                                         Authorized Representative

                                         Please date and sign exactly as name
                                         appears hereon. Each executor,
                                         administrator, trustee, guardian,
                                         attorney-in-fact and other fiduciary
                                         should sign and indicate his or her
                                         full title. In the case of stock
                                         ownership in the name of two or more
                                         persons, all persons should sign.


     [ ] I PLAN TO ATTEND THE MARCH 5, 2004 SPECIAL MEETING OF STOCKHOLDERS.


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.